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                                                                     EXHIBIT 4.3

                              FORM OF COMMON STOCK
                                   CERTIFICATE

                           [FACE OF STOCK CERTIFICATE]


                            FIRST CHARTER CORPORATION
NUMBER                                                         COMMON STOCK

NO PAR VALUE                                                   NO PAR VALUE
                                                               CUSIP 319439 10 5

           INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA

      THIS CERTIFIES THAT _______________ IS THE OWNER OF _________________
     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE,
                          OF FIRST CHARTER CORPORATION

The shares presented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the provisions of the Articles of Incorporation, all amendments thereto, and the Bylaws of the Corporation. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar. The shares represented by this certificate are not a deposit or an account and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

         IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:
                                           Chief Executive Officer and President
Corporate Secretary


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                       [REVERSE SIDE OF STOCK CERTIFICATE]


         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - _________ Custodian ___________
                                                              (Cust)               (Minor)
TEN ENT - as tenant by the entireties                         Under Uniform Gift to Minors

JT TEN -  as joint tenants with right                         Act ______________________
          of survivorship and not as                                 (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list.

         For value received, _________________________ hereby sell, assign and transfer unto
Please insert Social Security or Other
   Identifying Number of Assignee

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                  (Please print or typewrite name and address
                     including postal zip code of assignee)

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___________________________________________________ Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
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                                       -----------------------------------------
                                       Notice: the Signature to this Assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement of any change whatever.
In the Presence of:

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